UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 7, 2005

NET 1 UEPS. TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Florida	000-31203	65-0903895
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation or organization)		Identification No.)

President Place, 4th Floor, Cnr. Jan Smuts Avenue and Bolton Road
Rosebank, Johannesburg, South Africa
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 011-27-11-343-2001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425 )

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01 Other Events

      On July 7, 2005, Net 1 UEPS Technologies, Inc. (the “Company”) issued a press release announcing that on July 15, 2005, it had entered into an agreement with Cell C (Proprietary) Limited, a mobile telephone service provider in South Africa. Cell C chose the Company’s solution as the transaction payment system for its planned roll-out of approximately 52,000 public cellular pay phones that will provide lower income consumers with telephone access at reduced rates.

Item 9.01 Financial Statements and Exhibits

c)	Exhibits

99.1	Press Release, dated July 7, 2005, announcing Cell C agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NET 1 UEPS. TECHNOLOGIES, INC.
(Registrant)

Date: Date: July 7, 2005	By:	/s/ Serge Belamant

Serge C.P. Belamant, Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated July 7, 2005, announcing Cell C agreement.